Exhibit 10.5

CONTRIBUTION AGREEMENT

This Contribution (“Contribution Agreement”) is made and entered into as of January 31, 2005, by and between Winstar Communications, LLC, a Delaware limited liability company (“Transferor”), and IDT Spectrum, Inc. a Delaware corporation (“Transferee”).

WHEREAS, Winstar Holdings, LLC (“Holdings”) is the sole shareholder of Transferor and Transferee; and

WHEREAS, Holdings has decided to redeploy certain assets of Transferor by transferring them to Transferee in order to maximize their income producing value;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Contribution. Transferor hereby contributes, transfers and assigns to Transferee and its permitted assigns, forever, without recourse, representation or warranty, all of Transferor’s right, title and interest in and to the assets set forth on Schedule A hereto.

2. Exclusive Benefit. Nothing in this Contribution Agreement, express or implied, is intended to, or shall be construed to confer upon, or give to, any person, firm, corporation or entity other than Transferee, its successors and assigns, any remedy or claim under or by reason this Contribution Agreement or any provisions hereof, and all the provisions contained herein shall be for the exclusive benefit of Transferee, its successors and assigns.

3. Governing Law. This Contribution Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to conflicts of laws principles thereof.

4. Counterparts. This Contribution Agreement may be executed in one or more counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement as of the date first written above.

WINSTAR COMMUNICATIONS, LLC

By:	/s/ Abilio Pereira
Name:	Abilio Pereira
Title:	CFO

AGREED AND ACCEPTED:

IDT SPECTRUM, INC.

By:	/s/ Joseph Sandri
Name:	Joseph Sandri
Title:	President

SCHEDULE A

Section 1 – General

1.	All customers of Transferor’s private line business (“Private Line Business”) and their associated receivables as of December 31, 2004, including, but not limited to, those set forth in Section 2 of this Schedule A.

2.	All non-optronic equipment in Transferor’s warehouse located at 401 Pencader Drive, Newark, Delaware 19702, including, but not limited to, the assets set forth in Section 3 of this Schedule A.

3.	All servers, systems databases, computers, equipment and in-house developed software supporting the Private Line Business, including, but not limited to engineering related equipment, material and systems housed at Transferor’s facility located at 2350 Corporate Park Drive, Herndon, VA 20171 (the “Herndon Facility”).

4.	All servers, computers, printers, copiers, furniture, in Transferor’s regulatory office located at 1850 M Street, NW, Suite 300, Washington, DC 10036 (the “DC Office”).

5.	All physical files related to the Private Line Business, including, but not limited to those housed at the Herndon Facility, the DC Office and 520 Broad Street, Newark, NJ 07012.

6.	All Computers used by Winstar Communications personnel being transferred to IDT Spectrum.

7.	All contractual and other rights of Transferor relating to the Private Line business including without limitation the contracts set forth in Section 4 of this Schedule A.

Last Name	Account	Mso	0_30	31_45	46_60	61_75	75_90	91_120
Abc Inc	4250513177	16	$4,572.80	$0.00	$0.00	$0.00	$0.00	$0.00
Abn Amro	4258976594	16	$2,710.68	$0.00	$0.00	$0.00	$0.00	$0.00
AT&T Wireless Communications	9327172	16	$6,845.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cbs Inc.	9327075	16	$4,985.28	$0.00	$4,985.28	$0.00	$4,985.28	$2,757.44
Cingular	9327030	16	$2,683.67	$0.00	$2,683.67	$0.00	$2,202.30	$0.00
Cingular Interactive, LP	9327102	16	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cingular Wireless	4250562186	16	$3,823.56	$0.00	$0.00	$0.00	$0.00	$0.00
Cingular Wireless – Puerto Rico	9327142	16	$7,077.15	$0.00	$7,077.15	$0.00	$7,077.15	$7,077.15
Detroit Smsa Limited Partnership	932021	16	$1,214.40	$0.00	$1,214.40	$0.00	$1,214.40	$1,214.40
Ditco	4250580836	16	$911.37	$0.00	$911.37	$0.00	$911.37	$911.37
Dps – State Of Arizona Azafis – E(	1804	16	$471.74	$0.00	$471.74	$0.00	$0.00	$0.00
Eureka Networks	27838716	16	$1,500.00	$0.00	$8,197.28	$0.00	$0.00	$0.00
George Washington University	4258981991	16	$2,878.16	$0.00	$0.00	$0.00	$0.00	$0.00
Hewitt Associates	4258981977	16	$1,011.41	$0.00	$0.00	$0.00	$0.00	$0.00
Icg Communications Inc.	9327005	16	$2,273.75	$0.00	$2,273.75	$0.00	$2,273.75	$862.50
Kas Lighting	9327041	16	$406.60	$0.00	$0.00	$0.00	$0.00	$0.00
M C I – Delta	9327199	16
M C I Federal Systems	9327223	16	$18,047.25	$0.00	$14,261.71	$0.00	$0.00	$0.00
M C I Metro	9327006	16	$22,455.94	$0.00	$0.00	$0.00	$0.00	$0.00
Mitsubishi Motor Sales Of Amer	4250523603	16	$6,316.03	$0.00	$0.00	$0.00	$0.00	$0.00
Sprint Pcs (Ca)	9327175	16	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Sprint Spectrum	9327053	16	$644.00	$0.00	$644.00	$0.00	$644.00	$644.00
T Mobile U S A	9327038	16	$882.60	$0.00	$882.60	$0.00	$882.60	$882.60
T Mobile Usa	9327055	16	$269.63	$0.00	$269.63	$0.00	$269.63	$269.63
Twentieth Century Fox	4250521305	16	$3,158.01	$0.00	$0.00	$0.00	$0.00	$0.00
Ubs Ag	4250577515	16	$4,825.12	$0.00	$0.00	$0.00	$0.00	$0.00
University Of Chicago	5258981537	16	$802.73	$0.00	$0.00	$0.00	$0.00	$0.00
Verizon Wireless	9327045	16	$532.50	$0.00	$632.50	$0.00	$632.50	$632.50
Verizon Wireless – virginia	9327025	16	$12,768.25	$0.00	$0.00	$0.00	$0.00	$0.00
William Sonoma	4250509785	16	$2,842.21	$0.00	$0.00	$0.00	$0.00	$0.00

			$137,379.84	$0.00	$64,875.08	$0.00	$41,462.98	$54,610.59

Private Line Summation	CONFIDENTIAL January 2005

Acct. #	Company	Contract/Service Ordcer
Spectrum	Airetel	Spectrum-pre paid
9327172	ATTW	Expired SO
4250562186	Cingular Wireless	SO
27838716	Eureka	SO
Spectrum	ICNT	Spectrum-pre paid
Spectrum	Islanet	Contract in DC as per Joe
GSA	MAA	Govt. svcs.
9327199	MCI Delta	Currently renegotiating
9327223	MCI Federal	Currently renegotiating
9327006	MCI Metro	Currently renegotiating
Spectrum	Purelink	Spectrum-pre paid
9327038	T Mobile U S A	SO
4250521305	TWENTIETH CENTURY FOX	Currently renegotiating
9327025	Verizon Wireless-Virginia	SO
4250509785	WILLIAM SONOMA	Currently renegotiating

PL – accts remaining 2-1-05

Site Address	City	State	Zip Code	Company Name	Lessor Name	Lessor Address	Lessor City	Lessor State	Lessor Zip Code
2001 Park Pl	Birmingham	AL	352032735	M C I FEDERAL SYSTEM (FAA)	WHML – S Real Estate LP c/o Action Group LP	600 Las Calinas Blvd E Suite 400	Irving	TX	750395646

1000 W Lake St	Addison	IL	601012068	Cingular	J.D.P. Partnership	1000 Lake St	Addison	IL	601012086

1001 State St	Erie	PA	165011814	M C I METRO (FAA)	Renaissance Centre Ltd c/o Realty Management Service	1001 State St Suite 103	Erie	PA	165011814

2000 W Grandview	Erie	PA	165091029	M C I METRO (FAA)	Lord Corporation	111 Lord Dr PO Box 8012	Cary	NC	275117923

10301 W Pico Blvd	Los Angeles	CA	900642607	TWENTIETH CENTURY FOX	Papazian Hirsch Studios, LLC	6625 Variel Avenue Suite 200	Canoga Park	CA	91303-4001

2121 Avenue Of The Stars	Los Angeles	CA	900674010	TWENTIETH CENTURY FOX	Fox Plaza, LLC	2121 Avenue Of The Stars Suite 2800	Los Angeles	CA	9006750556

17 State Street	New York	NY	100041501	Eureka – NYC	FiberNet Real Estate Services	50 Lexington Avenue 3rd Flr	New York	NY	100226837

2 Wall St	New York	NY	100052001	Eureka – NYC	Fieldstone Capitol, Inc.	200 Madison	New York	NY	100163902

39 Broadway	New York	NY	100063003	Eureka – NYC	39 Cam, LLC	42 Broadway	New York	NY	100041617

1402 E Sunnyside Dr	Phoenix	AZ	850201215	AT&T WIRELESS COMMUNICATIONS	Antenna Sites, Inc.	7725 E Redfield Rd Suite 101	Scottsdale	AZ	852602984

2001 Westmoreland St	Richmond	VA	232303227	Verizon Wireless – Virginia	Crown Castle GT Company, LLC	200 Corporate Dr.	Canonsburg	PA	15317

3015 Dumbarton Rd	Richmond	VA	232285831	Verizon Wireless – Virginia	Crown Castle GT Company, LLC	200 Corporate Dr.	Canonsburg	PA	15317

8006 Midlothian Tpke	Richmond	VA	232355232	Verizon Wireless – Virginia	Crown Castle GT Company, LLC	200 Corporate Dr.	Canonsburg	PA	15317